INCOME TAXES (Tables)	12 Months Ended
Jun. 30, 2020
INCOME TAXES
Schedule of components of deferred income tax assets
At June 30, 2022 and 2021, the significant components of the deferred tax assets are summarized below:
	2022	2021

Deferred income tax asset
Net operating loss carryforwards	$5,860,409	3,237,960
Book to tax differences in intangible assets		-
Total deferred income tax asset	5,860,409	3,237,960
Less: valuation allowance	(5,860,409)	(3,237,960)
Total deferred income tax asset	$—	$—